PROSPECTUS SUPPLEMENT

Dated July 22, 2025

for

Certain Variable Annuity Contracts and Policies

issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectuses dated:

1.	May 1, 1998 for The Guardian Investor® Group Variable Annuity issued through The Guardian Separate Account D;

2.	May 1, 2010 for Value Guard II Individual and Group Deferred Variable Annuity issued through The Guardian Separate Account A; and

3.	May 1, 2002 for the Value Plus Single Premium Variable Life Insurance Policy issued through The Guardian Separate Account B.

The Board of Trustees of Victory Variable Insurance Funds, upon the recommendation of Victory Capital Management Inc., the Trust’s investment adviser, has approved a Plan of Liquidation for the Victory High Yield VIP Series, Victory RS International VIP Series, Victory RS Small Cap Growth Equity VIP Series, and Victory 500 Index VIP Series (each separately a “Portfolio”, and together the “Portfolios”). One or more of the Portfolios may be an available investment allocation option for your contract or policy. The Portfolios will liquidate and dissolve on or about August 29, 2025, (the “Liquidation Date”) and will no longer be an available investment allocation option. Prior to the Liquidation Date, starting Friday, August 22, 2025, you will no longer be able to make allocations into the Portfolios.

Prior to the Liquidation Date, you may change your premium payment allocations instructions and transfer your contract/policy value to any other available variable investment options offered under the terms of your contract/policy. Any contract/policy value that is allocated to the Portfolio at the close of business on the Liquidation Date will be transferred to the Fidelity VIP Government Money Market Portfolio (Service Class 2) (the “Fund”). For 30 days following the Liquidation Date, you may transfer a portion or the entire amount of any of your accumulation value transferred to the Fund to any other available variable investment options free of charge. Transfers made due to the closure and liquidation of the Portfolio will not be counted with regard to the maximum number of free transfers and the limits on the number of transfers under your contract/policy.

You may make changes to your investment allocations by submitting your written, electronic or telephone instructions in Good Order by mail to The Guardian Insurance & Annuity Company, Inc., Individual Markets, at P.O. Box 981592, El Paso, TX 79998-1592 (regular mail) or 5951 Luckett Ct., Bldg. A, El Paso, TX 79932 (overnight mail), sending an email to GIAC_CRU@glic.com or by calling 1-888 GUARDIAN (1-888-482-7342).

To obtain a copy of the prospectus for the Fund or any of the underlying funds for the variable investment options, please contact our Customer Service Office at the number listed above.

You will not incur any fees or charges or any tax liability because of the liquidation. After the liquidation you will receive a confirmation showing the transfer of any contract/policy value from the subaccount that invests in the Portfolios to the subaccount that invests in the Fund.

Further, on and after the Liquidation Date, certain administrative programs will be impacted. Specifically:

•	Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes the Portfolio, you may terminate your current allocation instructions and provide new allocation instructions at any time prior to the Liquidation Date. If you do not provide new allocation instructions, your enrollment will automatically be updated to replace the Portfolio with the Fund on the Liquidation Date.

•	Portfolio Rebalancing: If you are enrolled in Portfolio Rebalancing that includes the Portfolio, you may terminate your current instructions and provide new allocation instructions prior to the Liquidation Date. Unless you provide new instructions, amounts transferred pursuant to your current rebalancing instructions will continue to be transferred to the Portfolio until the Liquidation Date. If you do not provide new allocation instructions, your Portfolio Rebalancing will automatically be updated to replace the Portfolio with the Fund on the Liquidation Date.

•	Premium Allocation Instructions: If you have premium allocation instructions on file that include the Portfolio, you may change those allocation instructions by providing new allocation instructions at any time. Unless you provide new instructions, amounts allocated pursuant to your current allocation instructions will continue to be allocated to the Portfolio until the Liquidation Date. If you do not provide new allocation instructions, your premium allocation instructions will automatically be updated to replace the Portfolio with the Fund on the Liquidation Date.

You may provide new allocation instructions for DCA, portfolio rebalancing or premium payments at any time while your Contract/policy is in-force.

IMPORTANT NOTE: As noted above, if you do not change your allocation instructions with regard to any DCA, Portfolio Rebalancing and/or Premium Allocations, the Fund will replace the Portfolio under your standing allocation instructions. The Fund may not be consistent with your investment objectives.

Except as set forth herein, all other provisions of the prospectus shall remain unchanged.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE

2